INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 12 – INCOME TAXES

A reconciliation of the differences between the effective income tax rates and the statutory federal tax rates for the years ended December 31, 2020 and 2019 (computed by applying the U.S. Federal corporate tax rate of 21 percent to the loss before taxes) is as follows:

	2020	2019
Tax benefit at U.S. statutory rate	$(1,021,163)	$143,216
State taxes, net of federal benefit	(260,154)	35,189
Change in fair value of convertible bridge notes and derivatives	792,877	222,129
Other permanent differences	60,941	37,509
Change in valuation allowance	427,499	(438,042)
	$—	$—

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and liabilities for the years ended December 31, 2020 and 2019 consisted of the following:

	2020	2019
Net operating loss carry-forward	$2,657,931	$2,229,303
Accrued expenses	80,676	87,888
Stock based compensation	50,944	44,861
Deferred revenue	-	—
Depreciation expense	-	—
Net deferred tax assets	2,789,552	2,362,052
Valuation allowance	(2,789,552)	(2,362,052)
Total net deferred tax asset	$—	$—

At December 31, 2020 and 2019, the Company had net deferred tax assets of $2,789,552 and $2,362,052 principally arising from net operating loss carry-forwards for income tax purposes (“NOLs”). As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the net deferred tax asset, a valuation allowance equal to the net deferred tax asset has been established at December 31, 2020 and 2019. At December 31, 2020, the Company has net operating loss carry forwards totaling approximately $10,487,000. The potential tax benefit arising from NOLs generated of approximately $5,474,000 prior to 2018 effective date will begin to expire in 2034. The potential tax benefit arising from the net operating loss carryforward of approximately $5,013,005 generated after 2018 can be carried forward indefinitely within the annual usage limitations. The Company is delinquent in filing its federal tax returns for several of the previous year periods since inception. Therefore, all tax years since the Company’s inception remain open for examination. Management expects to retain a tax professional to assist in bringing these filings current.

The Company’s NOL and tax credit carryovers may be significantly limited under the Internal Revenue Code (“IRC”). NOL and tax credit carryovers are limited under Section 382 when there is a significant “ownership change” as defined in the IRC. During the year ended December 31, 2020 and in prior years, the Company may have experienced such ownership changes, which could impose such limitations.

The limitations imposed by the IRC would place an annual limitation on the amount of NOL and tax credit carryovers that can be utilized. When the Company completes the necessary studies, the amount of NOL carryovers available may be reduced significantly. However, since the valuation allowance fully reserves for all available carryovers, the effect of the reduction would be offset by a reduction in the valuation allowance.